INVESTOR PRESENTATION: THIRD QUARTER 2021

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," "should," "are confident," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. Risks and uncertainties related to the duration and impact of the COVID-19 pandemic on the Company and the factors disclosed in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended January 30, 2021, in some cases have affected, and in the future could affect, the company's financial performance and could cause actual results for the 2021 fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management. OTHER INFORMATION The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the news release issued by the company on November 23, 2021 which is available in the "Investors" section of the company's website, located at corporate.abercrombie.com. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. As used in the presentation, "Hollister" refers to the company's Hollister, Gilly Hicks, and Social Tourist brands and "Abercrombie" refers to the company's Abercrombie & Fitch and abercrombie kids brands. Sub-totals and totals may not foot due to rounding. Net income (loss) and net income (loss) per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests. 2

Safe Harbor and Other Information 2 Company Overview 4 Focus Areas 7 Digital Evolution 11 Global Store Network Optimization 13 Q3 2021 Results 16 Financial Position, Liquidity & Capital Allocation 22 Appendix 28 TABLE OF CONTENTS

4 COMPANY OVERVIEW

Abercrombie & Fitch Co.
Abercrombie & Fitch | abercrombie kids | HOLLISTER | GILLY HICKS | SOCIAL TOURIST

OUR FIVE GLOBAL BRANDS

COMPANY OVERVIEW

HOLLISTER



The quintessential apparel brand of the global teen consumer, Hollister Co. believes in liberating the spirit of an endless summer inside everyone. At Hollister, summer isn't just a season, it's a state of mind. Hollister creates carefree style designed to make all teens feel celebrated and comfortable in their own skin, so they can live in a summer mindset all year long, whatever the season.

Abercrombie & Fitch



Abercrombie & Fitch believes that every day should feel as exceptional as the start of the long weekend. Since 1892, the brand has been a specialty retailer of quality apparel, outerwear and fragrance - designed to inspire our global customers to feel confident, be comfortable and face their Fierce.

GILLY HICKS



Hollister also carries a lifestyle brand, Gilly Hicks. At Gilly Hicks, we know everyone has their own unique happy place. We exist to help you find yours. Gilly Hicks focuses on underwear, loungewear and activewear designed to give all Gen Z customers their daily dose of happy.

abercrombie kids



A global specialty retailer of quality, comfortable, made-to-play favorites, abercrombie kids sees the world through kids' eyes, where play is life and every day is an opportunity to be anything and better everything.

SOCIAL TOURIST



Social Tourist is the creative vision of Hollister, the teen brand liberating the spirit of an endless summer, and social media personalities Dixie and Charli D'Amelio. The lifestyle brand creates trend forward apparel that allows teens to experiment with their style, while exploring the duality of who they are both on social media and in real life.

5

6 735 GLOBAL, DIGITALLY-LED OMNICHANNEL RETAILER COMPANY-OPERATED RETAIL STORES THE COMPANY'S PRODUCTS ARE SOLD GLOBALLY, PRIMARILY THROUGH ITS COMPANY-OWNED DIGITAL AND STORE CHANNELS, AS WELL AS THROUGH VARIOUS THIRD-PARTY ARRANGEMENTS CAPABILITY TO SHIP TO OVER 110 COUNTRIES GLOBAL BRANDS WHOLESALE PARTNERSHIPS, PRIMARILY INTERNATIONAL COUNTRIES WITH SHIP- FROM-STORE & 10 WITH PURCHASE-ONLINE-PICK- UP-IN-STORE CAPABILITIES OF FISCAL 2020 NET SALES WERE DERIVED INTERNATIONALLY OF FISCAL 2020 NET SALES WERE DERIVED DIGITALLY FOR A TOTAL OF $1.7 BILLION Information provided on this slide is as of October 30, 2021 unless otherwise specified. 54% COMPANY OVERVIEW 12 U.S. STORES AVAILABLE TO FULFILL SAME DAY SHIPPING 5 32% 110 9545

FOCUS AREAS 7

OUR PREVIOUSLY-STATED TRANSFORMATION INITIATIVES OPTIMIZING OUR GLOBAL STORE NETWORK • Rightsizing store fleet and adapting to the evolving role of the store as customers' shopping preferences shift ENHANCING DIGITAL AND OMNICHANNEL CAPABILITIES • Creating best-in-class customer experiences while growing profitably across channels INCREASING THE SPEED AND EFFICIENCY OF OUR CONCEPT-TO-CUSTOMER PRODUCT LIFE CYCLE • Investing in capabilities to position supply chain for greater speed, agility and flexibility • Utilizing data and analytics to offer the right product at the right time and the right price IMPROVING OUR CUSTOMER ENGAGEMENT THROUGH OUR LOYALTY PROGRAMS AND MARKETING OPTIMIZATION • Leveraging data, including our loyalty programs, to engage with customers across channels • Driving more efficient and effective marketing spend THE FOLLOWING TRANSFORMATION INITIATIVES HAVE CREATED THE FOUNDATION TO ALLOW US TO QUICKLY RESPOND TO COVID-19 AND FOCUS ON LONG-TERM SUSTAINABLE GROWTH: 1 2 3 4 FOCUS AREAS 8

WE ENTERED 2021 ON OFFENSE WHILE WORKING TOWARDS RECAPTURING LOST SALES DUE TO COVID-19 WHILE WE CONTINUE TO OPERATE IN AN UNCERTAIN ENVIRONMENT, WE WILL FOCUS ON WHAT WE CAN CONTROL OUR FOCUS AREAS FOR 2021 ACCELERATING DIGITAL, DATA AND TECHNOLOGY INVESTMENTS TO INCREASE AGILITY AND IMPROVE CUSTOMER EXPERIENCE INCREASING OUR MARKETING INVESTMENTS TO BUILD ON THE MOMENTUM WE SEE ACROSS BRANDS AND GEOGRAPHIES DEDICATING RESOURCES TOWARDS CONTINUING GILLY HICKS AND SOCIAL TOURIST GROWTH OPTIMIZING SQUARE FOOTAGE WHILE BEING OPPORTUNISTIC IN GLOBAL STORE EXPANSION INTEGRATING ENVIRONMENTAL, SOCIAL AND GOVERNANCE PRACTICES AND STANDARDS THROUGHOUT THE ORGANIZATION FOCUS AREAS 9

FOCUSING ON THE WELL-BEING OF ASSOCIATES AND CUSTOMERS Implemented a range of health and safety measures with the well-being of the Company’s customers, associates and business partners in mind, including but not limited to ensuring all stores follow local mandates relating to face coverings, social distancing, cleaning measures, reduced operating hours and/or temporary closures OPTIMIZING DIGITAL OPERATIONS • Following recommended cleaning and distancing measures in the company's distribution centers to continue digital operations and mitigate shipping delays • Focusing on a seamless digital checkout experience for customers • Continuing to offer Purchase-Online-Pickup-in-Store, including curbside pickup at a majority of U.S. locations • Working cross-functionally and utilizing Ship-from-Store capabilities to best leverage in-store inventory PRUDENTLY MANAGING CASH FLOWS IN THE NEAR-TERM GIVEN CONTINUED GLOBAL UNCERTAINTY AND TEMPORARY STORE CLOSURES •   Partnering with merchandise and non-merchandise vendors in regards to payment terms • Reevaluating budgeted expenses to better align operating costs with expected sales • Tightly managing inventories • Continuing suspension of the company's dividend program • Assessing government policy and economic stimulus responses to COVID-19 FOCUS AREASHOW WE ARE NAVIGATING COVID-19 10

DIGITAL EVOLUTION 11

* In fiscal 2020, the company was impacted by the COVID-19 pandemic and experienced widespread temporary store closures, while the company’s digital operations continued to serve the customers during this unprecedented period. INVESTMENTS IN DIGITAL AND OMNICHANNEL CAPABILITIES OF $150M+ FISCAL 2017 - FISCAL 2020 FISCAL 2017 Digital sales penetration of 28%, <$1.0B FISCAL 2020* Digital sales penetration of 54%, $1.7B+ EXPECTED DIGITAL AND OMNICHANNEL INVESTMENTS FOR THE YEAR OF $50M+ FISCAL 2021 DIGITAL EVOLUTIONAGGRESSIVELY INVESTING TO SUPPORT TRANSFORMATION TO A DIGITALLY-LED GLOBAL OMNI- CHANNEL RETAILER 12

GLOBAL STORE NETWORK OPTIMIZATION 13

14 ROUGHLY HALF OF GLOBAL STORE BASE IN UPDATED FORMATS; REMOVED 1.6M GROSS SQUARE FEET GLOBALLY SINCE 2017 Total stores FY17 FY18 FY19 FY20 Q3 21 * Prior period figures have been revised to reflect a change in classification of certain stores to be consistent with current presentation. GROSS SQUARE FOOTAGE (in thousands) FY 17 FY 18 FY 19 FY 20 Q3 21 6,710 6,566 6,314 5,232 5,159 GLOBAL STORE NETWORK OPTIMIZATION

15 91% OF U.S. STORES LOCATED IN A/B MALLS; CONTINUE TO REPOSITION GLOBAL FLEET * Mall rating based on Green Street Advisors as of March 2021. YTD STORE OPTIMIZATION ACTIVITY Q3 2021 STORE FLEET DETAIL HOLLISTER ABERCROMBIE TOTAL COMPANY # OF STORES % OF FLEET # OF STORES % OF FLEET # OF STORES % OF FLEET LEGACY STORES 192 38% 106 46% 298 41% UPDATED FORMATS 301 59% 79 34% 380 52% OUTLETS 12 2% 39 17% 51 7% FLAGSHIPS 1 —% 5 2% 6 1% TOTAL 506 100% 229 100% 735 100% HOLLISTER ABERCROMBIE TOTAL NEW STORES 14 9 23 REMODELS 2 — 2 RIGHT-SIZES 2 3 5 NEW EXPERIENCES 18 12 30 PERMANENT CLOSURES (5) (18) (23) FLAGSHIP STORE CLOSURES/ LEASE EXPIRATIONS (1) (1) Includes the A&F Singapore location, which closed in the first quarter of 2021, as well as the A&F 5th Avenue, New York City and A&F Hamburg, Germany locations. (2) Includes the A&F Amsterdam, Netherlands and the A&F Shanghai, China locations. (3) Includes the Hollister 5th Avenue, New York City and the A&F Ginza, Japan locations. (2) Q3 2021 U.S. STORE FLEET * A MALL B MALL C MALL FLAGSHIPS TOTAL # OF STORES 239 246 49 2 536 % OF U.S. FLEET 45% 46% 9% —% 100% (3) GLOBAL STORE NETWORK OPTIMIZATION

Q3 2021 RESULTS 16

Q3 2021 RESULTS “We were very pleased with our third quarter results. Total net sales grew 10% year-over-year, or 5% from 2019 levels. Our largest market, the U.S., experienced ongoing strength, growing 17% on a one-year and 12% on a two- year basis. Digital net sales rose 8% from last year, representing 46% of total third quarter sales. Gross profit rate declined 30 basis points on a one-year and increased 360 basis points on a two-year basis, benefiting from AUR improvements, offset by elevated supply chain costs. Combined with ongoing tight expense controls, we achieved an 8% operating margin, representing our best third quarter operating margin and income since 2012.” “The start of the holiday season has been promising. Customers have come out early to shop and have been responding well to assortments. We continue to actively manage through ongoing supply chain constraints, including production and delivery delays and elevated costs, and are confident that we have the product, marketing voice and omnichannel experience to surprise and delight new and existing customers throughout the fourth quarter.” FRAN HOROWITZ, CHIEF EXECUTIVE OFFICER CEO COMMENTARY 17

SIGNIFICANT ITEMS IMPACTING Q3 2021 RESULTS • Net sales increased 10%, or $86M, as compared to last year, reflecting an increase in both store and digital sales as the company anniversaries prior year COVID-19 related store closures • Gross margin rate declined 30 basis points as compared to last year to 63.7%, driven by approximately 300 basis points of higher average unit cost from freight inflation and efforts to offset supply chain issues, almost fully offset by higher average unit retail on lower promotions • Store occupancy expense decreased $19M, reflecting a decrease in store count and favorable rent negotiations • Marketing expense increased $30M, including digital sales marketing, reflecting the company's initiatives to make strategic investments across marketing • Asset impairment charges of $7M and $6M for this year and last year, respectively (1) Adjusted non-GAAP results exclude the effect of certain items set out of page 29. (2) The estimated impact from foreign currency is calculated by applying current period exchange rates to prior year results using a 26% tax rate. Q3 2021 Q3 2020 GAAP $0.77 $0.66 EXCLUDED ITEMS, NET OF TAX EFFECT (1) (0.09) (0.09) ADJUSTED NON-GAAP $0.86 $0.76 IMPACT FROM FOREIGN CURRENCY EXCHANGE RATES (2) — (0.05) ADJUSTED NON-GAAP ON A CONSTANT CURRENCY BASIS $0.86 $0.71 Q3 2021 RESULTSNET INCOME (LOSS) PER SHARE 18

TOTAL COMPANY NET SALES UP 10% AND 5% COMPARED TO Q3 2020 AND Q3 2019, RESPECTIVELY, TO $905M DIGITAL SALES UP 8% AND UP 55% TO LAST YEAR AND 2019, RESPECTIVELY, RESULTING IN Q3 2021 DIGITAL SALES OF $413M, OR 46% OF TOTAL NET SALES ABERCROMBIE $383M UP 12% TO LAST YEAR 42.3% OF TOTAL NET SALES HOLLISTER $522M UP 10% TO LAST YEAR 57.7% OF TOTAL NET SALES EMEA $179M DOWN 6% TO LAST YEAR 19.8% OF TOTAL NET SALES UNITED STATES (1) $655M UP 17% TO LAST YEAR 72.4% OF TOTAL NET SALES APAC $38M DOWN 12% TO LAST YEAR 4.2% OF TOTAL NET SALES OTHER (2) $33M UP 18% TO LAST YEAR 3.6% OF TOTAL NET SALES Q3 2021 RESULTSNET SALES 19 (1) Net sales by geographic area are presented by attributing revenues to an individual country on the basis of the country in which the merchandise was sold for in- store purchases and on the basis of the shipping location provided by customers for digital orders. (2) Other includes all sales that do not fall within the United States, EMEA, or APAC regions.

Abercrombie & Fitch Co.

Abercrombie & Fitch | abercrombie kids | HOLLISTER | GILLY HICKS | SOCIAL TOURIST

OPERATING EXPENSE

Q3 2021 RESULTS

GAAP

(in thousands)	Q3 2021	% OF NET SALES	Q3 2020	% OF NET SALES	Q3 2019	% OF NET SALES	1 YR Δ BPS (3)	2 YR Δ BPS (3)
STORE OCCUPANCY (1)	$108,234	12.0%	$126,918	15.5%	$150,794	17.5%	(350)	(550)
ALL OTHER (2)	243,570	26.9%	219,345	26.8%	226,903	26.3%	10	60
STORES AND DISTRIBUTION	351,804	38.9%	346,263	42.2%	377,697	43.7%	(330)	(480)
MARKETING, GENERAL & ADMINISTRATIVE	146,269	16.2%	121,000	14.8%	114,075	13.2%	140	300
FLAGSHIP STORE EXIT BENEFITS	11	0.0%	(8,063)	(1.0)%	285	0.0%	100	—
ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES	6,749	0.7%	6,329	0.8%	12,610	1.5%	(10)	(80)
TOTAL	**$504,833**	**55.8%**	**$465,529**	**56.8%**	**$504,667**	**58.4%**	**(100)**	**(260)**

NON-GAAP*

(in thousands)	Q3 2021	% OF NET SALES	Q3 2020	% OF NET SALES	Q3 2019	% OF NET SALES	1 YR Δ BPS (3)	2 YR Δ BPS (3)
STORE OCCUPANCY (1)	$108,234	12.0%	$126,918	15.5%	$150,794	17.5%	(350)	(550)
ALL OTHER (2)	243,570	26.9%	219,345	26.8%	226,903	26.3%	10	60
STORES AND DISTRIBUTION	351,804	38.9%	346,263	42.2%	377,697	43.7%	(330)	(480)
MARKETING, GENERAL & ADMINISTRATIVE	146,269	16.2%	121,000	14.8%	114,075	13.2%	140	300
FLAGSHIP STORE EXIT BENEFITS	11	0.0%	(8,063)	(1.0)%	285	0.0%	100	—
ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES	—	0.0%	—	0.0%	2,142	0.2%	—	(20)
TOTAL	**$498,084**	**55.0%**	**$459,200**	**56.0%**	**$494,199**	**57.2%**	**(100)**	**(220)**

* Q3 non-GAAP operating expense is presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out of page 29.
(1) Includes operating lease costs, other landlord charges, utilities, depreciation and other occupancy expense.
(2) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense, and distribution center costs.
(3) Rounded based on reported percentages.

20

(1) Gross profit is derived from cost of sales, exclusive of depreciation and amortization. (2) Gross profit rate of 63.7% is down 30 basis points as compared to last year, driven by approximately 300 basis points of higher average unit cost from freight inflation and efforts to offset supply chain issues, almost fully offset by higher average unit retail on lower promotions. GAAP (in thousands) Q3 2021   % OF NET SALES Q3 2020   % OF NET SALES Q3 2019 % OF NET SALES NET SALES $905,160 100.0% $819,653 100.0% $863,472 100.0% GROSS PROFIT (1) (2) 576,244 63.7% 524,433 64.0% 518,931 60.1% OPERATING EXPENSE 504,833 55.8% 465,529 56.8% 504,667 58.4% OTHER OPERATING (INCOME) LOSS, NET (1,320) (0.1)% 288 0.0% (215) 0.0% OPERATING INCOME 72,731 8.0% 58,616 7.2% 14,479 1.7% INTEREST EXPENSE, NET 7,270 0.8% 8,808 1.1% 2,922 0.3% INCOME BEFORE INCOME TAXES 65,461 7.2% 49,808 6.1% 11,557 1.3% INCOME TAX (BENEFIT) EXPENSE 16,383 1.8% 5,779 0.7% 3,987 0.5% NET INCOME (LOSS) $47,233 5.2% $42,271 5.2% $6,523 0.8% NET INCOME (LOSS) PER SHARE BASIC $0.80 $0.68 $0.10 DILUTED $0.77 $0.66 $0.10 WEIGHTED-AVERAGE SHARES BASIC 58,796 62,558 63,099 DILUTED 61,465 63,877 63,911 Q3 2021 RESULTSINCOME STATEMENT 21

FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION 22

(in thousands) NET CASH PROVIDED BY OPERATING ACTIVITIES CAPITAL EXPENDITURES FREE CASH FLOW (1) FY 2016 $185,169 $140,844 $44,325 FY 2017 $287,658 $107,001 $180,657 FY 2018 $352,933 $152,393 $200,540 FY 2019 $300,685 $202,784 $97,901 FY 2020 $404,918 $101,910 $303,008 (1) Free cash flow is a non-GAAP measure and is computed by subtracting capital expenditures from net cash provided by operating activities, both of which are disclosed in the table above, preceding the measure of free cash flow. YEAR TO DATE PERIOD ENDED (in thousands) OCTOBER 30, 2021 OCTOBER 31, 2020 NET CASH PROVIDED BY OPERATING ACTIVITIES $131,287 $108,894 NET CASH USED FOR INVESTING ACTIVITIES $(62,223) $(41,748) NET CASH (USED FOR) PROVIDED BY FINANCING ACTIVITIES $(304,358) $70,129 CASH FLOW SUMMARY FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION 23

24 FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATIONSTRONG FINANCIAL POSITION AND LIQUIDITY CASH & EQUIVALENTS $866M AS COMPARED TO $813M LAST YEAR SHORT-TERM BORROWINGS NO BORROWINGS OUTSTANDING UNDER ABL FACILITY $271M OF BORROWING AVAILABLE UNDER ABL FACILITY AS OF OCTOBER 30, 2021 GROSS LONG-TERM BORROWINGS $308M OUTSTANDING AS COMPARED TO $350M LAST YEAR INVENTORIES $544M, FLAT TO LAST YEAR * Liquidity is comprised of cash and equivalents and borrowing available under the ABL Facility.

THE A&F BOARD OF DIRECTORS APPROVED A NEW SHARE REPURCHASE PROGRAM OF UP TO $500 MILLION OF COMMON STOCK, REPLACING THE FEBRUARY 2021 REPURCHASE PROGRAM OF 10 MILLION SHARES, WHICH HAD APPROXIMATELY 3.9 MILLION SHARES OF AVAILABILITY REMAINING The company repurchased approximately 2.7 million shares during Q3 2021, and has returned $235 million to shareholders during the year- to-date period ended October 30, 2021 through share repurchases. SHARE REPURCHASES (in thousands, except for average cost) NUMBER OF SHARES COST AVERAGE COST DIVIDENDS TOTAL FY 2016 — $— $— $54,066 $54,066 FY 2017 — $— $— $54,392 $54,392 FY 2018 2,932 $68,670 $23.42 $53,714 $122,384 FY 2019 3,957 $63,542 $16.06 $51,510 $115,052 FY 2020 1,397 $15,172 $10.86 $12,556 $27,728 YTD 2021 6,143 $235,249 $38.30 $— $235,249 (in thousands) FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q3 2021 ENDING SHARES OUTSTANDING 67,758 68,195 66,227 62,786 62,399 57,037 FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION SHARE REPURCHASES AND DIVIDENDS 25

(in thousands) OCTOBER 30, 2021 JANUARY 30, 2021 OCTOBER 31, 2020 CASH AND EQUIVALENTS $865,622 $1,104,862 $812,881 RECEIVABLES 83,447 83,857 89,074 INVENTORIES 543,713 404,053 545,548 OTHER CURRENT ASSETS 111,423 68,857 73,776 TOTAL CURRENT ASSETS $1,604,205 $1,661,629 $1,521,279 PROPERTY AND EQUIPMENT, NET 516,176 550,587 593,932 OPERATING LEASE RIGHT-OF-USE ASSETS 762,641 893,989 955,781 OTHER ASSETS 229,512 208,697 205,970 TOTAL ASSETS $3,112,534 $3,314,902 $3,276,962 ACCOUNTS PAYABLE $424,560 $289,396 $334,775 ACCRUED EXPENSES 355,149 396,365 356,370 SHORT-TERM PORTION OF OPERATING LEASE LIABILITIES 209,812 248,846 255,775 INCOME TAXES PAYABLE 39,900 24,792 6,663 TOTAL CURRENT LIABILITIES $1,029,421 $959,399 $953,583 LONG-TERM PORTION OF OPERATING LEASE LIABILITIES 764,346 957,588 1,010,051 LONG-TERM BORROWINGS, NET 303,247 343,910 343,559 OTHER LIABILITIES 97,191 104,693 110,965 TOTAL LONG-TERM LIABILITIES $1,164,784 $1,406,191 $1,464,575 TOTAL ABERCROMBIE & FITCH CO. STOCKHOLDERS EQUITY 908,934 936,628 849,379 NONCONTROLLING INTEREST 9,395 12,684 9,425 TOTAL STOCKHOLDERS' EQUITY $918,329 $949,312 $858,804 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $3,112,534 $3,314,902 $3,276,962 BALANCE SHEET FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION 26

YEAR TO DATE PERIOD ENDED (in thousands) OCTOBER 30, 2021 OCTOBER 31, 2020 NET CASH PROVIDED BY OPERATING ACTIVITIES $131,287 $108,894 PURCHASES OF PROPERTY AND EQUIPMENT (62,223) (91,748) WITHDRAWAL OF FUNDS FROM RABBI TRUST ASSETS — 50,000 NET CASH USED FOR INVESTING ACTIVITIES $(62,223) $(41,748) PROCEEDS FROM ISSUANCE OF SENIOR SECURED NOTES — 350,000 PURCHASE OF SENIOR SECURED NOTES (46,969) — PROCEEDS FROM BORROWINGS UNDER THE ABL FACILITY — 210,000 REPAYMENT OF TERM LOAN FACILITY BORROWINGS — (233,250) REPAYMENT OF ABL FACILITY BORROWINGS — (210,000) PAYMENT OF DEBT ISSUANCE OR MODIFICATION COSTS AND FEES (2,016) (7,151) PURCHASES OF COMMON STOCK (235,249) (15,172) DIVIDENDS PAID — (12,556) OTHER FINANCING ACTIVITIES (20,124) (11,742) NET CASH (USED FOR) PROVIDED BY FINANCING ACTIVITIES $(304,358) $70,129 EFFECT OF FOREIGN CURRENCY EXCHANGE RATES ON CASH (8,560) 2,269 NET (DECREASE) INCREASE IN CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS $(243,854) $139,544 CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, BEGINNING OF PERIOD $1,124,157 $692,264 CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, END OF PERIOD $880,303 $831,808 FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION STATEMENT OF CASH FLOWS 27

APPENDIX 28

Abercrombie & Fitch Co.

Abercrombie & Fitch | abercrombie kids | HOLLISTER | GILLY HICKS | SOCIAL TOURIST

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

APPENDIX

NET SALES	Q3 2021	Q3 2020	Δ %
GAAP	$905,160	$819,653	10%
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	3,540	0%
NON-GAAP CONSTANT CURRENCY BASIS	$905,160	$823,193	10%

GROSS PROFIT	Q3 2021	Q3 2020	Δ BPS [2]
GAAP	$576,244	$524,433	(30)
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	(1,702)	50
NON-GAAP CONSTANT CURRENCY BASIS	$576,244	$522,731	20

OPERATING INCOME (LOSS)	Q3 2021	Q3 2020	Δ BPS [2]
GAAP	$72,731	$58,616	80
EXCLUDED ITEMS [3]	(6,749)	(6,329)	10
ADJUSTED NON-GAAP	$79,480	$64,945	90
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	(4,067)	50
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$79,480	$60,878	140

NET INCOME (LOSS) PER DILUTED SHARE	Q3 2021	Q3 2020	Δ $
GAAP	$0.77	$0.66	$0.11
EXCLUDED ITEMS, NET OF TAX [3]	(0.09)	(0.09)	0.00
ADJUSTED NON-GAAP	$0.86	$0.76	$0.10
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	(0.05)	0.05
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$0.86	$0.71	$0.15

(1) The impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share impact from foreign currency is calculated using a 26% tax rate.
(2) The estimated basis point impact has been rounded based on the percentage change.
(3) Excludes pre-tax store asset impairment charges.

29

(1) The tax effect of excluded items, calculated as the difference between the tax provision on a GAAP basis and an adjusted non-GAAP basis. (in thousands) Q3 2021 GAAP EXCLUDED ITEMS Q3 2021 NON-GAAP ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES $6,749 $6,749 $— OPERATING INCOME 72,731 (6,749) 79,480 INCOME BEFORE INCOME TAXES 65,461 (6,749) 72,210 INCOME TAX EXPENSE (1) 16,383 (1,375) 17,758 NET INCOME $47,233 $(5,374) $52,607 NET INCOME PER DILUTED SHARE $0.77 $(0.09) $0.86 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 61,465 61,465 (in thousands) Q3 2020 GAAP EXCLUDED ITEMS Q3 2020 NON-GAAP ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES $6,329 $6,329 $— OPERATING LOSS 58,616 (6,329) 64,945 LOSS BEFORE INCOME TAXES 49,808 (6,329) 56,137 INCOME TAX EXPENSE (1) 5,779 (369) 6,148 NET LOSS $42,271 $(5,960) $48,231 NET LOSS PER DILUTED SHARE $0.66 $(0.09) $0.76 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 63,877 63,877 APPENDIX 30 RECONCILIATION OF GAAP TO NON-GAAP RESULTS